Exhibit 10.1

AMENDMENT TO
STANDSTILL AGREEMENT

This Amendment, dated this 27th day of March, 2019 (the “Amendment”), to the Standstill Agreement, dated February 20, 2018 (the “Standstill Agreement”), is by and among MB Bancorp, Inc. (the “Company”), Stilwell Activist Fund, L.P. (“Activist Fund”), Stilwell Activist Investments, L.P. (“Activist Investments”), Stilwell Partners, L.P. (“Stilwell Partners”), Stilwell Value LLC (“Stilwell Value”), and Joseph Stilwell, an individual (collectively, with Activist Fund, Activist Investments, Stilwell Partners, and Stilwell Value, the “Stilwell Group,” and each individually, a “Stilwell Group Member”), and Corissa B. Porcelli (formerly known as Corissa J. Briglia), an individual (the “Nominee”).

WHEREAS, the parties hereto are parties to the Standstill Agreement; and

WHEREAS, the parties hereto desire to amend the Standstill Agreement as set forth herein; and

WHEREAS, Section 12 of the Standstill Agreement provides, among other things, that the Standstill Agreement may not be modified, amended, altered or supplemented except by a written agreement executed by all of the parties; and

WHEREAS, Section 3(a) of the Standstill Agreement provides, among other things, that the Company agreed that (i) at its 2018 Annual Meeting of Stockholders, the Nominee would be nominated for election to serve in the Company’s class of directors whose term expires at the Company’s 2019 Annual Meeting of Stockholders, and (ii) that at Madison Bank of Maryland’s (the “Bank”) 2018 Annual Meeting of Stockholders, the Nominee would be elected for a one-year-term expiring at the Bank’s 2019 Annual Meeting of Stockholders; and

WHEREAS, Section 3(d)(iii) of the Standstill Agreement provides, among other things, that the Nominee agrees to promptly submit her resignation as a director in the event of the termination of the Standstill Agreement prior to the Company’s 2019 Annual Meeting of Stockholders; and

WHEREAS, Section 5 of the Standstill Agreement provides, among other things, that the Standstill Agreement will remain in effect for a period expiring as of the close of business on the date of the Company’s 2019 Annual Meeting of Stockholders, provided, however, the Stilwell Group may terminate the Standstill Agreement at any time after the date of the Company’s 2018 Annual Meeting of Stockholders by delivery of written notice to the Company, provided further, that the Nominee, Alternate or Replacement Director, as the case may be, resigns as a director of the Company and the Bank in accordance with paragraph (iii) of Section 3(d) thereof; and

WHEREAS, the parties desire for Nominee to continue to serve on the Company’s and the Bank’s Boards of Directors for an additional one-year term, and, accordingly, desire to extend the term of the Standstill Agreement until the close of business on the date of the Company’s 2020 Annual Meeting of Stockholders.

NOW, THEREFORE, the parties hereto agree as follows:

1.     Definitions. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Standstill Agreement.

2.     Nomination to Serve Additional One-Year Term. The Board of Directors of the Company (i) will cause the Nominee to be nominated at the Company’s 2019 Annual Meeting of Stockholders to serve on the Company’s Board of Directors until the 2020 Annual Meeting of Stockholders, and (ii) will cause the Bank’s Board of Directors to elect the Nominee to serve on the Bank’s Board of Directors for an additional one year term expiring at the Bank’s 2020 Annual Meeting of Stockholders.

3.     Extension of the Term. The term of the Standstill Agreement is hereby extended such that the Standstill Agreement will remain in effect for a period expiring as of the close of business on the date of the Company’s 2020 Annual Meeting of Stockholders.

4.     Amendment to Section 3(a)(i). Section 3(a)(i) is hereby deleted in its entirety and replaced with the following:

“(i) Effective March 27, 2018, the Board of Directors of the Company will be expanded by one board seat, and the Nominee will be appointed a director of the Company to serve in the class of directors with terms expiring at the Company’s 2018 Annual Meeting of Stockholders and will be nominated at the 2018 Annual Meeting of Stockholders to serve until the 2019 Annual Meeting of Stockholders or, in each case, until her successor, if any, is elected and qualified. Effective February 26, 2019, the Board of Directors of the Company agrees to nominate the Nominee on the Company’s slate of directors at the Company’s 2019 Annual Meeting of Stockholders to serve on the Board of Directors of the Company until the Company’s 2020 Annual Meeting of Stockholders or until her successor, if any, is elected and qualified. Effective March 27, 2018, the Board of Directors of the Company will cause the Board of Directors of its wholly owned subsidiary Madison Bank of Maryland (the “Bank”) to expand the Bank’s Board of Directors by one board seat and to appoint the Nominee to fill the vacancy created by the expansion of the Bank’s Board of Directors to serve in the class of directors with terms expiring at the Bank’s 2018 Annual Meeting of Stockholders and to elect the Nominee for an additional one year term expiring at the Bank’s 2019 Annual Meeting of Stockholders or, in each case, until her successor, if any, is elected and qualified. Effective February 26, 2019, the Board of Directors of the Company agrees to cause the Bank’s Board of Directors to elect the Nominee for an additional one year term expiring at the Bank’s 2020 Annual Meeting of Stockholders, or until her successor, if any, is elected and qualified;”

5.     Amendment to Section 3(d)(iii). Section 3(d)(iii) is hereby deleted in its entirety and replaced with the following:

“(iii) The Nominee agrees to promptly submit her resignation as a director of the Company’s Board of Directors and the Bank’s Board of Directors in the event of the termination of this Agreement prior to the Company’s 2020 Annual Meeting of Stockholders.”

6.     Amendment to Section 5. Section 5 of the Standstill Agreement is hereby deleted in its entirety and replaced with the following:

“5. Term. This Agreement shall be effective upon the execution of the Agreement, and will remain in effect for a period expiring as of the close of business on the date of the Company’s 2020 Annual Meeting of Stockholders, provided, however, the Stilwell Group or the Nominee may terminate this Agreement at any time after the date of the Company’s 2018 Annual Meeting of Stockholders by delivery of written notice to the Company, provided further, that the Nominee, Alternate or Replacement Director, as the case may be, resigns as a director of the Company and the Bank in accordance with paragraph (iii) of Section 3(d) hereof.”

7.     Corporate Authorization. Each party to this Amendment hereby represents and warrants to the other parties that the execution, delivery and performance of this Amendment are within its corporate powers and have been duly authorized by all necessary corporate action on the part of such party.

8.     Governing Law. Unless applicable federal law or regulation is deemed controlling, Maryland law shall govern the construction and enforceability of this Amendment. Any and all actions concerning any dispute arising hereunder shall be filed and maintained in the United States District Court for the State of Maryland or, if there is no basis for federal jurisdiction, in the Circuit Court for Harford County, Maryland. The Nominee agrees that the United States District Court for the State of Maryland and the in the Circuit Court for Harford County, Maryland may exercise personal jurisdiction over the Nominee in any such actions.

9.     Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Until and unless each party has received a counterpart of this Amendment signed by each of the other parties, this Amendment shall have no effect, and no party shall have any right or obligation under this Amendment (whether by virtue of any other oral or written agreement or other communication). This Amendment shall become effective when each party shall have received a counterpart hereof signed by the other parties.

10.   Binding Effect. Except to the extent expressly provided herein, the Standstill Agreement shall remain in full force and effect in accordance with its terms.

[Signature page follows]

IN WITNESS WHEREOF, this Amendment has been duly executed by the undersigned and is effective as of the day and year first above written.

STILWELL ACTIVIST INVESTMENTS, L.P.
Stilwell Value LLC
General Partner

By:	/s/	Megan Parisi
Megan Parisi
Member

STILWELL PARTNERS, L.P.
Stilwell Value LLC
General Partner

By:	/s/	Megan Parisi
Megan Parisi
Member

STILWELL ACTIVIST FUND, L.P.
Stilwell Value LLC
General Partner

By:	/s/	Megan Parisi
Megan Parisi
Member

STILWELL VALUE LLC

By:	/s/	Megan Parisi
Megan Parisi
Member

JOSEPH STILWELL

By:	/s/	Joseph Stilwell
Joseph Stilwell

MB BANCORP, INC.

By:	/s/	Philip P. Phillips
Philip P. Phillips
President and Chief Executive Officer

NOMINEE

By:	/s/	Corissa B. Porcelli
Corissa B. Porcelli